Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:	Anne H. Lloyd Executive Vice President and Chief Financial Officer (919) 783-4660
www.martinmarietta.com

MARTIN MARIETTA MATERIALS, INC. RECEIVES HART-SCOTT-RODINO
FILING SECOND REQUEST IN PROPOSED COMBINATION
WITH TEXAS INDUSTRIES, INC.

RALEIGH, North Carolina (April 23, 2014) – Martin Marietta Materials, Inc. (NYSE:MLM), announced today that, as expected, the Company received a second request as discussions with the Department of Justice (“DOJ”) continue regarding a resolution in relation to its Hart-Scott-Rodino Antitrust Improvement Act filing (“HSR”) in the proposed combination with Texas Industries, Inc. (NYSE:TXI). The Company is hopeful a resolution will be reached that does not involve either the Company’s or TXI’s Texas-based quarries serving the Dallas/Fort Worth, metroplex, and that provides benefit to both our customers and our business.  While the Company is not in a position to publicly respond to any specific possible resolution, we believe any HSR issues will not be material.  Further, the Company’s views as to the DOJ resolution remain the same as they were when the transaction was first announced and we remain confident the transaction will proceed on the original timetable with an expected close this summer.

Martin Marietta Materials, Inc. is the nation’s second largest producer of construction aggregates and a producer of magnesia-based chemicals and dolomitic lime. For more information about Martin Marietta Materials, Inc., refer to the Corporation’s website at www.martinmarietta.com.

Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed acquisition of Texas Industries (“TXI”) by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following:  the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission (the “SEC”), including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks, as well as other risks associated with Martin Marietta’s proposed acquisition of TXI are also more fully discussed in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 that Martin Marietta filed with the SEC on March 3, 2014 in connection with the proposed acquisition. Martin Marietta and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

MLM Receives Second Request from DOJ

April 23, 2014

Additional Information and Where to Find It

In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of Martin Marietta and TXI and that also constitutes a prospectus of Martin Marietta (which registration statement has not yet been declared effective). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC BY MARTIN MARIETTA OR TXI, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website, http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.

MLM Receives Second Request from DOJ

April 23, 2014

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or securityholder. However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2013 on Form 10-K filed with the SEC on February 24, 2014 and the definitive proxy statement relating to its 2014 Annual Meeting of Shareholders filed with the SEC on April 17, 2014. Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.